SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 11, 2006

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022
(Address of principal executive offices) (Zip Code)

(212) 317-8900
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

As disclosed in Vistula Communications Services, Inc.’s (the “Company”) Form 8-K dated October 11, 2006, on October 11, 2006, the Company completed the acquisition of all of the outstanding shares of Goodman Blue Limited, a UK company which develops software systems to solve complex business management problems (“Goodman Blue”). The acquisition was made pursuant to a share purchase agreement with Scott Lee Goodwin (the “Purchase Agreement”), the sole stockholder of Goodman Blue.  In accordance with the Purchase Agreement, the Company purchased all of the outstanding shares of Goodman Blue from Mr. Goodwin (the “Shares”) for consideration consisting of 2,500,000 shares of the Company’s common stock, $.001 par value per share subject to an option to require the Company to repurchase the Shares for an aggregate purchase price of $2,500,000 in certain circumstances. Under the terms of the Purchase Agreement, the Company granted Mr. Goodwin certain registration rights with respect to the Shares.

Item 9.01               Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

The following financial statements of Goodman Blue Limited are being filed with this report as Exhibit 99.1(a):

Balance Sheet as of October 31, 2005 (audited) and October 11, 2006 (unaudited);

Statements of Operations for the years ended October 31, 2005 and 2004 (audited) and for the period November 1, 2005 through October 11, 2006 (unaudited);

Statement of Stockholder’s Equity for the years ended October 31, 2005 and 2004 (audited) and for the period November 1, 2005 through October 11, 2006 (unaudited); and

Statements of Cash Flows for the years ended October 31, 2005 and 2004 (audited) and for the period November 1, 2005 through October 11, 2006 (unaudited).

(b)           Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet of Vistula Communications Services, Inc. as of September 30, 2006 (unaudited) and the related Consolidated Statement of Operations for the Nine Months Ended September 30, 2006 (unaudited);

Pro Forma Consolidated Statement of Operations of Vistula Communications Services, Inc. for the year ended December 31, 2005 (audited).

(d)           Exhibits

99.1         Financial Statements listed in 9.01(a)

99.2         Financial Statements listed in 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: December 22, 2006	/s/ Rupert Galliers-Pratt
Rupert Galliers-Pratt CEO and President

Exhibit Index

Exhibit No.	Description
99.1	Financial Statements listed in 9.01(a)
99.2	Financial Statements listed in 9.01(b)